Exhibit 99.2

November 1 st , 2021 4:30 PM Eastern Third quarter 2021 Operating & Financial Results Conference Call / Webinar

TODAY’ S SPEAKERS Panna Sharma Chief Financial Officer and Secretary Chief Scientific Officer Finance and A d m inis t r a t i o n Chief Executive Officer, President and Director David Margrave Dr. Kishor Bhatia Nicole Leber NASDAQ:LTRN 1

This presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These forward - looking statements include, among other things, statements relating to : future events or our future financial performance ; the potential advantages of our RADR ® platform in identifying drug candidates and patient populations that are likely to respond to a drug candidate ; our strategic plans to advance the development of our drug candidates and antibody drug conjugate (ADC) development program ; estimates regarding the development timing for our drug candidates and ADC development program ; our research and development efforts of our internal drug discovery programs and the utilization of our RADR ® platform to streamline the drug development process ; our intention to leverage artificial intelligence, machine learning and genomic data to streamline and transform the pace, risk and cost of oncology drug discovery and development and to identify patient populations that would likely respond to a drug candidate ; estimates regarding potential markets and potential market sizes ; sales estimates for our drug candidates and our plans to discover and develop drug candidates and to maximize their commercial potential by advancing such drug candidates ourselves or in collaboration with others . Any statements that are not statements of historical fact (including, without limitation, statements that use words such as "anticipate," "believe," "contemplate," "could," "estimate," "expect," "intend," "seek," "may," "might," "plan," "potential," "predict," "project," "target," "aim,” “upcoming,” "should," "will," "would," or the negative of these words or other similar expressions) should be considered forward - looking statements . There are a number of important factors that could cause our actual results to differ materially from those indicated by the forward - looking statements, such as (i) the impact of the COVID - 19 pandemic, (ii) the risk that we may not be able to successfully initiate, conduct, or conclude clinical testing for or obtain marketing approval for our product candidates ; (iii) the risk that no drug product based on our proprietary RADR A . I . platform has received FDA marketing approval or otherwise been incorporated into a commercial product, and (iv) those other factors set forth in the Risk Factors section in our Annual Report on Form 10 - K for the year ended December 31 , 2020 , filed with the Securities and Exchange Commission on March 10 , 2021 . You may access our Annual Report on Form 10 - K for the year ended December 31 , 2020 under the investor SEC filings tab of our website at www . lanternpharma . com or on the SEC's website at www . sec . gov . Given these risks and uncertainties, we can give no assurances that our forward - looking statements will prove to be accurate, or that any other results or events projected or contemplated by our forward - looking statements will in fact occur, and we caution investors not to place undue reliance on these statements . All forward - looking statements in this presentation represent our judgment as of the date hereof, and, except as otherwise required by law, we disclaim any obligation to update any forward - looking statements to conform the statement to actual results or changes in our expectations . Forward Looking Statements NASDAQ:LTRN 2

Co n t e n t s 01 02 03 04 Lantern Highlights Financial Overview R&D Updates Q&A NASDAQ:LTRN 3

A quarter of meaningful progress for Lantern Pharma on multiple fronts

CLINICAL PROGRESS

OPERATIONAL PROGRESS

RADR® PLATFORM

DISCOVERY EFFORTS

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(x10 increase since Nov. 2020) accelerate drug development timelines NASDAQ:LTRN 5 uncover new therapeutic opportunities develop insights into the creation of combination - therapy programs expand our ability to collaborate with additional partners RADR ® Surpassed 10 billion datapoints this past month

R esponse A lgorithm for D rug Positioning & R escue What is RADR ® A proprietary integrated data analytics, experimental biology, oncology - focused, machine - learning - based platform focused on drug development Leverages cutting edge machine - learning approaches and techniques to generate powerful data - driven insights Enables rapid informatics based hypothesis generation which can be validated in wet - lab Uses biology driven machine - learning algorithms to achieve higher prediction accuracy in real world settings A scalable, robust, expanding and replicable platform to support a range of drug development needs NASDAQ:LTRN 6

3rd Quarter 2021 and Subsequent Highlights

- Achieved over ***10 billion data points*** on our A.I. platform, RADR®
- LP-184 granted Orphan Drug Designation for the treatment of pancreatic cancer, glioblastoma multiforme (GBM) and other malignant gliomas by the U.S. Food and Drug Administration (FDA)
- Announced positive preclinical data in GBMwith LP-184 and expanded GBM research collaboration with Johns Hopkins
- Presentated at the AACR Virtual Special Conference on the effectiveness of LP-184 in pancreatic cancers
- Presented positive preclinical data for LP-184 in pancreatic cancers that have either high levels of PTGR1 expression or deficiencies/mutations in DNA damage repair genes
- Confirmed LP-184 efficacy in the nanomolar range in the ultra-rare brain cancer, Atypical Teratoid Rhabdoid Tumor (ATRT)
- Advanced two new undisclosed programs on rare cancers which are expected to advance into preclinical indications during 2022
- Entered strategic collaboration with Deep Lens
- Entered into a strategic collaboration with Code Ocean

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• Big data (genomic, clinical, response) assembled and analyzed • Patient subgroups identified through machine learning and artificial intelligence • Mechanisms of action clarified • Potential combinations identified • Potential for faster and more efficient path to relaunching in the clinical trial setting Abandoned Drug Assets & New Drug Development • Drugs that fell short of statistical significance or abandoned by pharma / biotech companies in late stage trials despite tens to hundreds of millions spent on development, PK analysis, safety and efficacy studies • Development of new compounds in drug classes that leverage our AI platform RADR ® Responders Non - Responders • Patient stratification based on A.I. enabled genomic biomarker discovery • New patient populations for failed or abandoned drugs based on validated biomarker signatures • Aimed to shorten time to market • Designed to reduce risk in development • Potential for orphan or fast track status • New Chemical Entities designed and filed Lantern leverages A.I. to reduce oncology drug development costs and improve the likelihood of success Potential to shorten clinical development by years, save tens to hundreds of millions of dollars in cost and substantially de - risk drug development versus the traditional model NASDAQ:LTRN 8

We believe our growing A.I. platform will be pivotal in uncovering potential new therapeutic opportunities and developing insights into the creation of combination - therapy programs , both internally and through third - party collaborations. We plan on continuing further data expansion by incorporating and curating additional datasets from proprietary studies and public data sources and further automating the evolution of RADR’s library of algorithms. Additionally, Lantern will be augmenting the 10.4 billion datapoints with additional data from immuno - oncology related studies and trials. Apr. 2021 Dec. 2021 2 0 22* 25M 100M 2019 275M 450M 2020 1.1 B 4.6 B 10.4 B 20 billion datapoints Our goal is to expand RADR to during 2022 ” “ NASDAQ:LTRN 9

Lantern's Unique & Rapidly Developing Pipeline

Indication	Program	R&D	Preclinical	Phase I	Phase II	Phase III	
Prostate Cancer *(Metastatic Castration-Resistant Prostate Cancer)*	***LP-100*** *(Irofulven)*						Initial 9 patients showed median overall survival ***(mOS) of 12.5 months***
Non-Small Cell Lung Cancer *(Focused on Never-Smokers)*	***LP-300***						Targeting sub-population in NSCLC of Adenocarcinoma subtype
Pancreatic Cancer *(Identified by RADR® defined genomic signature)*	***LP-184***						Development Collaboration with - *Fox Chase Cancer Center*
CNS Cancers -Glioblastoma *(Predicted by RADR® and confirmed in in-vivo studies)*	***LP-184***						Development Collaboration with - *Fox Chase Cancer Center*
CNS Cancers - ATRT *(Predicted by RADR® and confirmed in in-vivo studies)*	***LP-184***						Development Collaboration with - *Johns Hopkins School of Medicine*
Bladder Cancer *(Identified by RADR® defined genomic signature)*	***LP-184***						Development Collaboration with - *Johns Hopkins School of Medicine*
Hematologic Cancers *(Predicted by RADR® confirmed with in-vitro studies)*	***LP-284***						
Select Solid Tumors *Leveraging novel linker library & with unique DNA-damaging agents with proven antibodies*	***LP-A18*** *(ADC Programs)*						

Accelerated Development by Leveraging the RADR® A.I. platform

Over 90+ issued patents and pending applications across 14 patent families

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LP-184

Positive preclinical data in pancreatic cancer

Highlights

- Granted *Orphan Drug Designation* by FDA
- *Positive preclinical data* in pancreatic cancers that have either high levels of PTGR1 expression or deficiencies/mutations in DNA damage repair genes
- Presented at the *AACR Virtual Special Conference*: Pancreatic Cancer

Upcoming Milestones

- Initiate *Investigational New drug (IND)* and Phase 1 human trial
- Host virtual *Key Opinion Leader (KOL)* event on LP-184 for the treatment of pancreatic cancer with Dr. Igor Astsaturov and Dr. Kishor G. Bhatia on November 18th, 2021, World Pancreatic Cancer Day

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RADR Insight (in - silico) In - vitro Gene Editing Studies (CRISPR) 0 2 0 0 8 0 0 10 00 Pancreatic cancer cell line viability 400 600 LP - 184 test concentration [nM] Panc03.27 sgControl Panc03.27 sg PTGR1 Capan - 1 sgControl Capan - 1 sg PTGR1 1 0 . 8 0 . 6 0 . 4 0 . 2 0 LP - 184 activity positively correlates with PTGR1 transcript levels in the NCI60 cancer cell line panel CRISPR - mediated depletion of PTGR1 expression in a pancreatic cancer cell line (Panc03.27) is sufficient to fully diminish LP - 184 activity . This confirms the strict dependency of LP - 184 cytotoxicity on PTGR1 expression As predicted by RADR ®, LP - 184 cytotoxic activity is driven by PTGR1 NASDAQ:LTRN 12

Preclinical data demonstrated that LP - 184 demonstrated significant & rapid pancreatic tumor shrinkage, by over 90%, in in - vivo mouse models in 8 weeks. Tumor growth inhibition of 109% was observed with LP - 184 treatment relative to control with dosing occurring weekly over an 8 week period 0 10 0 2 0 0 3 0 0 4 0 0 5 0 0 6 0 0 0 10 40 50 60 Tumor volume in mm3 20 30 Days post implantation Vehicle control LP - 184 (3 mg/ kg) LP - 184 in vivo response in a Capan - 1 pancreatic cancer xenograft mouse model LP - 184 demonstrated significant tumor shrinkage (146x) in in - vivo mice PDX models Tumors From Vehicle Control Mice at the End of Study Period Average tumor volume = 587 mm 3 Tumors from LP - 184 (3mg/kg) Treated Mice at the End of Study Period Average tumor volume = 4 mm 3 No tumor Positive Preclinical Data in Pancreatic Cancer NASDAQ:LTRN 13

LP - 184 IC50 in the normal(non - cancerous) pancreatic epithelial cell HPNE line : 670 nM Drug / C o m po und s Range of IC50 [nM] across 6 cancer cell lines Median IC50 [nM] LP - 184 100 - 200 154 Gemcitabine 30 - 1,000 149 Irinotecan 3,000 - 70,000 12,052 5 - Fluorouracil 30,000 - 300,000 72,747 0 2 0 0 4 0 0 6 0 0 8 0 0 C a pan - 1 C F PA C - 1 P a n c 1 BxPC - 3 LP - 184 IC50 [nM] MiaPaCa2 Panc03.27 Cell Line HPNE (normal cells) LP - 184 shows nanomolar in vitro potency in pancreatic cancer cell lines NASDAQ:LTRN 14

LP - 184 Anticipated Upcoming Milestones • In discussions on the design of first - in - human clinical studies for LP - 184 in collaboration with Dr. Igor Astsaturov and other key opinion leaders in the pancreatic cancer treatment landscape. • Initiate IND application enabling animal studies later this year, and Phase 1 human trials following the filing of a future IND application NASDAQ:LTRN 15

KOL event on Nov. 18 th , World Pancreatic Cancer day Virtual Key Opinion Leader(KOL) event on LP - 184 for the treatment of pancreatic cancer Speakers Chief Scientific Officer of Lantern Pharma Dr. Kishor G. Bhatia Co - leader of the Marvin & Conchetta Greenberg Pancreatic Cancer Institute at Fox Chase Cancer Center Dr. Igor Astsaturov Save the date on November 18 th #LightupthePurple Lantern Pharma NASDAQ:LTRN 16

LP - 184 Positive preclinical data in Glioblastoma(GBM) NASDAQ:LTRN 17 • Completed a successful preclinical study demonstrating the ability of LP - 184 to inhibit tumor growth and improve survival in animal studies of glioblastoma (GBM) • Based on the encouraging results of the study, Lantern extended and expanded its collaborative agreement with Kennedy Krieger Institute and Johns Hopkins H i g h li g h t s Upcoming Milestones • Share detailed scientific results from LP - 184 collaborative research program in GBM after presentation at Society of Neuro Oncology conference November 18 - 21 in Boston, MA • Launch Phase 1/2 clinical trial for LP - 184 in GBM

• Complete regression during dosing • 3 out of 4 mice showed no tumor growth after final dosing • Complete Regression • No measurable tumors 12 days post final dosing (33 days after implantation) U87 - MG GBM Model M1123 GBM Model 5 0 0 4 5 0 4 0 0 35 0 3 0 0 2 5 0 2 0 0 1 5 0 1 0 0 50 0 Tumor volume (mm3) 1 5 1 7 1 9 2 1 2 3 2 5 2 7 2 9 31 33 35 Days post implantation 5 0 0 4 5 0 4 0 0 35 0 3 0 0 2 5 0 2 0 0 1 5 0 1 0 0 50 0 Tumor volume (mm3) 1 4 1 6 1 8 2 0 2 2 2 4 2 6 2 8 30 32 34 Days post implantation Orthotopic Subcutaneous Xenograft Neurospheres Patient Derived LP - 184 shows complete tumor regression in mice implanted with Glioblastoma in multiple models NASDAQ:LTRN 18

Antibody-drug Conjugates (ADC)
- an area of increasing future focus of Lantern Pharma

Antibody-Drug Conjugates (ADCs) novel class of highly potent biological drugs conjugate a cytotoxic drug with a monoclonal antibody (mAb) through an applicable linker

High specificity

- ADCs take advantage of the high potency of cytotoxic payloads and the superior specificity of antibodies. The drug antibody conjugate thus maximizes efficacy and minimizes systemic toxicity

"ADC's ability to harness mAb specificity and target the delivery of a cytotoxic agent to the tumor may significantly enhance both mAb and drug activities."

Stephen C et al.
Current Opinion in Chemical Biology- Elsevier
06/2010

Growing

- 2 of the 4 largest oncology licensing deals in 2020 were for **ADC assets**
  AstraZeneca licensed a Ph 1 ADC from Daiichi Sanko for *$6.0 billion*
  Merck licensed a Ph2 ADC from Seagen for *$3.2 billion*

"With so many ADCs in clinical development and the unprecedented approvals of the past year, it's clear that ADCs will continue to be a critical part of the therapeutic armamentarium against cancer"

Dr. Amita Patnaik
FRCPC, of START Center for Cancer Care


Commercially available antibodies
Linker
Lantern small molecule drugs
LP-184, LP-284

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strategic collaboration to accelerate patient enrollment for Phase 2 clinical trial for never - smokers with non - small cell lung cancer (NSCLC), utilizing LP - 300 in combination with chemotherapy accelerate the patient enrollment predict outcomes and response in specific patient subsets Help Patients to have access to the right medicine at the right time Lantern Pharma X DeepLens Collaboration with Deep Lens A.I. Clinical Trial Machine, VIPER NASDAQ:LTRN 20

Further enhances our already established RADR ® platform and provides additional efficiencies in terms of development time and cost. Lantern Pharma X Code Ocean Collaboration with Code Ocean’s Compute Capsule strategic collaboration to to facilitate the accelerated development of RADR ® while reducing development complexity and cost and increasing security and reproducibility Leveraging Code Ocean’s Compute Capsule technology • further power RADR ® platform for faster, more collaborative discoveries from billions of RADR data points, as well as data and insights from collaborators. • manage our external data and code collaborators with ease NASDAQ:LTRN 21

Anticipated Upcoming Milestones NASDAQ:LTRN 22 • Host virtual Key Opinion Leader (KOL) event on LP - 184 for the treatment of pancreatic cancer on World Pancreatic Cancer Day • Planned launch of 90 patient Phase 2 clinical trial in the US for LP - 300 in NSCLC focused on never - smokers that are chemo naïve and failed/relapsed on TKI therapy • Share detailed results from LP - 184 research program in GBM after presentation at Society of Neuro Oncology conference • Share results for LP - 184 in pancreatic, bladder, GBM, ATRT and other tumors over the next several months • Launch Phase 1 clinical trial for LP - 184 in solid tumors • Launch Phase 1/2 clinical trial for LP - 184 in GBM • Progress LP - 184 in ATRT towards Phase 1/2 clinical trial • Launch IND enabling studies for ADC program • Explore potential combinations for LP - 184 and LP - 300 with other existing approved drugs • Strategically grow RADR® A.I. platform to 20 billion datapoints, including continued expansion in additional rare cancers • Explore biopharma licensing and partnership opportunities

Co n t e n t s 01 02 03 04 Lantern Highlights Financial Overview R&D Updates Q&A 23

Summary Results of Operations Three Months Ended September 30, (Unaudited) 202 1 2020 NASDAQ:LTRN 24 Nine Months Ended September 30, (Unaudited) 2021 2020 Operating expenses: General and administrative 1,184,486 1,100,719 3,671,945 2,117,290 Research and development 2,964,391 600,769 5,408,320 894,896 Total operating expenses 4,148,877 1,701,488 9,080,265 3,012,186 Loss from operations (4,148,877) (1,701,488) (9,080,265) (3,012,186) In t ere s t in c om e 77, 219 - 125, 108 - Other income, net 17,679 - 132,402 - NET LOSS $ (4,053,979) $ (1,701,488) $ (8,822,755) $ (3,012,186) $ ( 0 . 36 ) $ ( 0 . 27 ) $ ( 0 . 82 ) $ ( 0 . 82 ) Net loss per common share, basic and diluted Weighted Avg. Common Shares Outstanding - Basic and Diluted 11,186,259 6,217,577 10,818,201 3,661,942

Balance Sheet Highlights & Summary NASDAQ:LTRN 25 9/30/2021 (unaudited) 12 / 31 / 2020 Cash, Cash equivalents and Marketable Securities $ 73,832,553 $ 19,229,232 Prepaid Expenses & Other Current Assets $ 2,504,089 $ 1,007,690 Total Assets $ 77,606,197 $ 20,359,634 Total Liabilities $ 1,877,623 $ 660,839 Total Stockholders’ Equity $ 75,728,574 $ 19,698,795

Shares Outstanding NASDAQ:LTRN 26 Common Shares Outstanding 11,186,999 Warrants 298,204 Options (Employees, Management and Directors) 801,588 Fully Diluted Shares Outstanding 12 , 286 , 791 September 30, 2021 LA N T E RN P H A RM A I N C. ( L T RN )

will fuel continued growth and evolution of our RADR ® A.I. platform, accelerate the development of our portfolio of targeted oncology drug candidates and allow us to introduce additional targeted product and collaboration opportunities in a capital efficient manner. ” “ We believe our solid financial position NASDAQ:LTRN 27

Co n t e n t s 01 02 03 04 Lantern Highlights Financial Overview R&D Updates Q&A 28

LP - 184 and LP - 284 targets NER deficient cells Mutant cell lines deficient in the Nucleotide Excision Repair (NER) pathway were more sensitive to LP - 184/ LP - 284 than the parent cell line NASDAQ:LTRN 29

LP - 184 is effective in multiple HR deficient prostate cancer models PC3M metastatic prostate cancer cell line LP - 184 and PARP inhibitor Olaparib are equipotent in vitro in the parental PC3M cell line. LP - 184 is 8X more active than Olaparib in the BRCA2 depleted PC3M line. LP - 18 4 Ola p a r ib NASDAQ:LTRN 30

LP - 184 is effective in a xenograft model of Atypical Teratoid/ Rhabdoid Tumor (ATRT) NASDAQ:LTRN 31 Orphan Drug Designation (ODD) and Rare Pediatric Disease Designation (RPDD) applications submitted for the use of LP - 184 in ATRT treatment CHLA06 subcutaneous cell line derived xenograft model (SMARCB1 deletion, MYC elevation) Representative terminal tumors

LP - 184 CNS Bioavailabiity NASDAQ:LTRN 32

• Launch of multiple human clinical trials over the next 12 months • Ongoing growth of our RADR platform – Reach 20 billion datapoints during 2022. • With our network of strategic collaborators and recent additions to our team, we believe we are very well positioned with all members passionately invested and focused on developing drugs that benefit patients, while bringing them to market faster and at a lower cost. • Looking forward, we intend to explore licensing and collaboration opportunities with our portfolio and with our RADR platform. NASDAQ:LTRN 33 A Transformational year for Lantern 2022

Co n t e n t s 01 02 03 04 Lantern Highlights Financial Overview R&D Updates Q&A 34

Nasdaq: LTRN IR Contact: I R @ l a n t e r n p h a r m a . c o m 1 - 212 - 671 - 1021 www.lanternpharma.com @LanternPharma